AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JANUARY 31, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 29, 2016

AS SUPPLEMENTED JANUARY 27, 2017

AI INTERNATIONAL FUND
(Ticker Symbols: IMSSX, IIESX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

Mr. Charles McNally is being added as a portfolio manager to the AI International Fund. Consequently, on page 45 of the Statement of Additional Information, in the sub-section “Portfolio Managers”, the heading before Charles McNally’s biography should be changed from “American Independence Large Cap Growth Fund and American Independence JAForlines Global Tactical Allocation Fund” to this:

AI International Fund, American Independence Large Cap Growth Fund, and American Independence JAForlines Global Tactical Allocation Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE